EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GelStat Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Stephen C. Roberts, Chief Executive Officer and Donald Miller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                          /s/ Stephen C. Roberts
                                                              Stephen C. Roberts
                                                         Chief Executive Officer

                                                                    May 20, 2005

                                                               /s/ Donald Miller

                                                                   Donald Miller
                                                                 Chief Financial
                                                                         Officer

                                                                    May 20, 2005